SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                        (Amendment No._________________)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
Preliminary Proxy Statement [X]
Confidential, for Use
of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ]
Definitive Proxy Statement [ ]
Definitive Additional Materials [ ]
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               IBS FINANCIAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                     COMMITTEE TO MAXIMIZE SHAREHOLDER VALUE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:

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      5)  Total Fee Paid:

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[  ]  Fee paid previously with preliminary materials.

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[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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      2)  Form, Schedule or Registration Statement No.:

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      3)  Filing Party:

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      4)  Date Filed:

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

                               IBS FINANCIAL CORP.

                                  ------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY __, 1997

                                  ------------

                   PROXY STATEMENT OF THE IBS FINANCIAL CORP.
                     COMMITTEE TO MAXIMIZE SHAREHOLDER VALUE
                   IN OPPOSITION TO THE BOARD OF DIRECTORS OF
                               IBS FINANCIAL CORP.

     This Proxy Statement and WHITE proxy card are being furnished to holders of the common stock (the "Stockholders"), par value $.01 per share (the "Common Stock"), of IBS Financial Corp., a New Jersey corporation (the "Company"), in connection with the solicitation of proxies (the "Proxy Solicitation") by the IBS Financial Corp. Committee to Maximize Shareholder Value (the "Committee"), which owns approximately 8.07% of the Company's outstanding Common Stock, as of November 8, 1996, based upon the 10,535,714 shares outstanding as of September 30, 1996. The Annual Meeting of Stockholders is to be held at a location selected by the Company, on January __, 1997 (the "Annual Meeting").

     At the Annual Meeting, one Director is to be elected to hold office until the next Annual Meeting and until his successor has been elected and qualified. The Committee is soliciting your proxy in support of the election of Ernest Beier, Jr. (the "Committee Nominee") to the Company's Board of Directors (the "Board of Directors").

     If elected, the Committee Nominee's goal will be to propose that the Company immediately retain an investment banking firm to work to maximize shareholder value. Maximizing shareholder value may include a sale of the Company; however if a sale of the Company is not possible at a satisfactory price, the Committee Nominee will work to increase the Company's earnings per share, earning assets and deposits and will strongly recommend that the Company accelerate its stock repurchase program.

     The Board of Directors consists of seven members, but is being reduced to six members. The Committee Nominee, if elected, will need the cooperation of three additional Directors to effectuate any of his proposals in view of his minority representation on the Board. See "The Committee's Goals."

     If the Committee Nominee is elected, the Director from the current Board of Directors' slate (the "Company Nominee") will not be elected. If you wish to vote for the Committee Nominee, you must submit the enclosed WHITE proxy card and must not submit the Company's proxy card. In addition, management will most likely propose to seek ratification of Deloitte & Touche, LLC as the independent auditor for the Company. The Committee recommends a vote in favor of ratification of the appointment of Deloitte & Touche, LLC as auditors.

     Other matters which may be presented on the Company's proxy card are not being presented herein, and thus Stockholders using the enclosed WHITE proxy will not have an opportunity to vote with respect to such matters unless they attend the Annual Meeting.

     The Committee consists of Seidman and Associates, L.L.C. ("SAL"), a New Jersey limited liability company; Seidman and Associates II, L.L.C. ("SAL II"); Seidman Investment Partnership, L.P. ("SIP"), a New Jersey limited partnership; Federal Holdings, L.L.C. ("Federal"), a New York limited liability company; Lawrence B. Seidman ("Seidman"), individually; The Benchmark Company, Inc. ("TBCI"), a New York corporation; Benchmark Partners LP ("Partners"), a Delaware limited partnership; Richard Whitman ("Whitman"), individually; Lorraine DiPaolo ("DiPaolo"), individually; Ernest Beier, Jr.("Beier"), individually; and Dennis Pollack ("Pollack"), individually (hereinafter collectively referred to as the "Committee"). This Proxy Statement and WHITE proxy card are first being mailed or furnished to Stockholders on or about December __, 1996.

     It is the opinion of the Committee Nominee that the present outside Directors are not truly independent of present management and may not be representing the interests of the Stockholders in a way which would maximize their return on their share ownership.

     In reliance upon Rule 14a-5(c)(1) of the Securities and Exchange Act of 1934, reference is made to the Company's proxy statement, which will be sent to each of you by the Company for a full description of management's proposals, the securities ownership of the Company, information about the Company's Officers and Directors, including compensation, information about the ratification of the appointment of Deloitte & Touche, LLC as independent auditors and the date by which Stockholders must submit proposals for inclusion in the next Annual Meeting.

     Your vote is important, no matter how many or how few shares you hold. We hope you will agree with the Committee's goal of maximizing shareholder value, and that the election of the Committee Nominee can make a difference and benefit all Stockholders. If you agree, sign, date and return the WHITE proxy card.
Remember: Your last dated proxy is the only one which counts, so return the WHITE card even if you delivered a prior proxy. We urge you not to return any proxy card sent to you by the Company.

     If your shares are held in the name of a brokerage firm, bank or nominee, only they can vote your shares and only upon receipt of your specific instructions. Accordingly, please return the WHITE proxy card in the envelope provided by your Bank or Broker or contact the person responsible for your account and give instructions for such shares to be voted.

     If your shares are registered in more than one name, the WHITE proxy card must be signed by all such persons to ensure that all shares are voted for the Committee Nominee.

     Holders of record of shares of Common Stock as of December 6, 1996, the record date for the Annual Meeting ("Annual Meeting Record Date"), are urged to submit a proxy even if such shares have been sold after that date. The number of shares of Common Stock outstanding as of the Annual Meeting Record Date is stated in the Company's Proxy Statement. Each share of Common Stock is entitled to one vote at the Annual Meeting. Directors are elected by a plurality of the votes cast with a quorum present. The person who receives the greatest number of votes represented in person or by proxy at the Annual Meeting will be elected a Director of the Company. Abstentions will be considered in determining a quorum and will not affect the plurality vote required for the election of Directors. See "Voting and Proxy Procedures." The Company's principal executive officers are located at 1909 East Route 70, Cherry Hill, New Jersey 08003.

     If you have any questions or need assistance in voting your shares, please call:

                           Beacon Hill Partners, Inc.
                                 90 Broad Street
                            New York, New York 10004
                         (Call Toll Free (800) 755-5001)
----------

(1) Rule 14a-5(c) provides that "any information contained in any other proxy soliciting material which has been furnished to each person solicited in connection with the same meeting or subject matter may be omitted from the proxy statement, if a clear reference is made to the particular document containing such information."

                              THE COMMITTEE'S GOALS

     The Committee and its fellow Stockholders have the same desire, which is to maximize the value of the Company's stock they purchased. This is in stark contrast to the present Board of Directors and Joseph M. Ochman, Sr.'s(2) agenda, which appears to be to maximize their compensation and their personal rewards, at the expense of the Stockholders.

     If the Committee Nominee is elected, he will immediately propose that the Company retain the services of an investment banking firm to assist in the formulation of a program to maximize shareholder value. Of course, the Committee Nominee will entertain any proposals, including a sale of the Company, suggested by the investment banking firm for the Company to maximize the value for its shareholders. If a sale of the Company is not possible at a satisfactory price, the Committee Nominee will work to increase the Company's earnings per share, earning assets and deposits and will strongly recommend that the Company accelerate its stock repurchase program. The Committee has no objection to the Company retaining its present investment banker, Ryan Beck & Co., or any other qualified investment banking firm to perform this engagement. To accomplish his goal, the Committee Nominee will need the cooperation of three of the remaining Directors, since the Committee Nominee will be in a minority position.

     The Committee believes that the present Board of Directors has become too controlled by management. The Committee Nominee will provide the Board of Directors with an independent voice weighted, in its opinion, more to the best interests of all the Stockholders. The question to ask management is how can having an independent shareholder Director be harmful to the Company?
The simple answer is that no harm will occur.

     The Committee believes that it is a fundamental tenet of corporate governance that the Board of Directors should be an independent body capable of providing objective oversight of top management, and the overall direction of the Company. This goal can best be achieved when the Board is composed of Directors who are independent of management. While by definition this current Board may be deemed to be independent, the average tenure of the Board members is 25 years, with the newest member being a member for 19 years. We believe it is time for a new Director to be placed on the Board, who can bring new direction and insight to the present complacent Board.

     The Committee Nominee will also propose that no salary increases, bonuses or fringe benefits be approved or paid to any Officer or Director until empirical data is reviewed by the Company's Board of Directors and outside counsel to substantiate that the salaries, bonuses and fringe benefits paid to the Officers and Directors are comparable to those paid to the officers and directors of its peer group financial institutions.

                         OCHMAN'S REPRESENTATIONS AT THE
                               1995 ANNUAL MEETING

     At the Annual Shareholders Meeting held on December 15, 1995, the Committee understood that Mr. Ochman represented that over the ensuing twelve months he would accomplish the following:

      1.   IBSF's earnings per share would be significantly increased.
      2. IBSF would increase its deposit base either through branch acquisitions or internally generated growth.
      3.   IBSF would seek to acquire other financial institutions.
      4.   IBSF would place new blood on the Board of Directors.
      5.   IBSF would aggressively repurchase IBSF shares.

----------

(2) Mr. Ochman is the Chairman of the Board, President and Chief Executive Officer of the Company.

     The performance during 1996 has not been as promised. Specifically, IBSF did not acquire deposits, another financial institution or place new blood on its Board of Directors. Furthermore, as shown below, the increase in IBSF's earnings per share was non-existent and did not compare with the earnings per share growth of its competitors in its principal market area.

     With respect to aggressively repurchasing shares, it appears, based upon the trading volume for the Company's stock, that the Company only became aggressive after the Committee advised the Company that the Committee was nominating its own slate to oppose the Company Nominee for the Board.

     In the opinion of the Committee, IBSF did not accomplish any of the promised goals outlined by Mr. Ochman at the 1995 Annual Meeting.

                  IBSF'S FINANCIAL RESULTS AS COMPARED TO OTHER
                              PUBLICLY TRADED SOUTH
                          JERSEY FINANCIAL INSTITUTIONS

     A comparison of the earnings per share, book value growth and per share price appreciation (shown below in the charts) of the Company and five other South Jersey financial institutions clearly demonstrates how poorly IBSF is performing.


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                PERCENTAGE INCREASE IN EPS FOR THE QUARTER ENDED
                        SEPTEMBER 1995 AND SEPTEMBER 1996


                          Earnings Per Sh.      Earnings Per Sh.     Increase/
                         September 30, 1995    September 30, 1996*   Decrease
                         ------------------    -------------------  ------------
                                ($)                  ($)            ($)    (%)

1. Covenant Bank for
     Savings                    .17                  .20            .03   17.6
2. Commerce Bancorp, Inc.       .52                  .57            .05    9.6
3. Collective Bancorp, Inc.     .65                  .73            .08   12.3
4. FMS Financial Corp.          .41                  .49            .08   19.5
5. First Home Savings
     Bank, FSB                  .50                  .55            .05   10.0
6. IBS Financial Corp.          .20                  .15           (.05)   (.25)

--------------------------------------------------------------------------------

* Excludes effects of one time SAIF charge.

--------------------------------------------------------------------------------

            PERCENTAGE INCREASE IN BOOK VALUE FROM THE QUARTER ENDED
                        SEPTEMBER 1995 AND SEPTEMBER 1996

                         Publicly  Reported     Publicly  Reported
                        Book Value Per Share   Book Value Per Share  Increase/
                         September 30, 1995     September 30, 1996   Decrease
                         ------------------    -------------------  ------------
                                ($)                  ($)            ($)    (%)
1. Covenant Bank for
     Savings                   7.52                  8.07           .55   7.31
2. Commerce Bancorp, Inc.     13.69                 14.54           .85   6.2
3. Collective Bancorp, Inc.   16.58                 17.87          1.29   7.78
4. FMS Financial Corp.        12.81                 13.71           .90   7.0
5. First Home Savings
     Bank, FSB                13.89                 15.50          1.61  11.59
6. IBS Financial Corp.        13.03                 13.39           .36   2.76

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                PRICE PER SHARE COMPARISON FOR THE QUARTER ENDED
                        SEPTEMBER 1995 AND SEPTEMBER 1996

                          Price Per Share       Price Per Share      Increase/
                         September 30, 1995    September 30, 1996    Decrease
                         ------------------    ------------------  ------------
                                ($)                  ($)            ($)    (%)

1. Covenant Bank for
     Savings                   9.29                  13.50         4.21   45.21
2. Commerce Bancorp, Inc.     22.73                  26.375        3.64   16.01.
3. Collective Bancorp, Inc.   25.87                  28.50         2.63   10.14
4. FMS Financial Corp.        16.25                  15.50         (.75)  (4.62)
5. First Home Savings
     Bank, FSB                17.25                  18.00          .75    4.35
6. IBS Financial Corp.        15.45                  14.875        (.575) (3.74)

--------------------------------------------------------------------------------

                             IBSF PAYS A HIGH PRICE
                              FOR POOR PERFORMANCE

     In the opinion of the Committee, Mr. Ochman's compensation and the fees paid to the members of the Board are excessive. Mr. Ochman's compensation is excessive, especially when compared to the compensation paid to the chief executives of the five other South Jersey financial institutions, which have all performed better than IBSF, as shown by the following table:

--------------------------------------------------------------------------------

                                                       Long Term       Other
                               Annual Compensation   Compensatiomn  Compensation
                             ----------------------  -------------  ------------
                                   Salary     Bonus  Stock Options
                                                      Grants/Sars
                                     ($)                                ($)

1. IBS Financial Corp.       '95   482,750    90,000     290,243       86,896
    Joseph M. Ochman, Sr.    '94   453,875   178,000                   46,885
    President and Chief      '93   429,510    86,500                   45,310
     Executive Officer

2. Commerce Bancorp, Inc.
    Vernon W. Hill , III     '95   441,000   125,000      33,075       88,704
    Chairman of the Board,   '94   390,000   150,000         -0-       81,398
     Chief  Executive        '93   316,000   125,000      65,985       83,569
     Officer and President
     of Bancorp, Chairman
     of the Board, Chief
     Executive Officer and
     President of
     Commerce NJ

3. Collective Bancorp, Inc.  '95   348,282   146,138      20,000       86,896
    Thomas H. Hamilton       '94   328,270   128,228         -0-       46,885
    President and CEO        '93   292,981   117,649       7,500       45,310

4. FMS Financial Corporation '95   150,000    12,000         -0-        3,080
    Craig W. Yates           '94   141,423     5,654         -0-        3,294
    President and Chief      '93   127,473     6,250         -0-        3,891
     Executive Officer

5. Covenant Bank for Savings '95   100,961    50,000      28,994          381
    Richard A. Hocker        '94    50,000    52,500      14,875          -0-
    Chief Executive Officer  '93    50,000       -0-      37,159          -0-

6. First Home Savings
     Bank, FSB               '95   165,000    41,250       4,861       14,364
    Stephen D. Miller        '94   150,000    18,750       5,555       10,343
    President                '93   135,000    42,188       6,060       14,020

--------------------------------------------------------------------------------

     As the above table clearly reflects, Mr. Ochman's annual salary and bonus were higher than the chief executive officers of the other listed financial institutions; notwithstanding the fact that each listed financial institution's performance has been superior to IBSF's performance for the past year. Furthermore, Collective Bancorp, Inc. ($5 billion total assets) and Commerce Bancorp, Inc. $2.5 billion total assets) are significantly larger financial institutions. It is apparent that the present Board has lost sight of the precept that compensation should be tied to performance.

     The Directors of the Company, who are also the Directors of the Company's banking subsidiary, are also well paid. It is estimated that each Director was paid an annual fee of approximately $25,000. In addition, each Director received 25,539(3) restricted shares pursuant to the Management Recognition Plan ("MRP") which vests over five years at the rate of 20% per year commencing on the first anniversary of the date of grant. Based upon a market price of $16.00, as of November 5, 1996, for the Company's Common Stock, this award was worth in the aggregate approximately $408,624, or $81,725 per year. Therefore, each Director earned approximately $106,725 this past year for no more than 24 partial days of work.

     The Committee Nominee will not accept the MRP shares and will return the balance of the non-vested shares allocated to the present Director seeking re-election to the Company if he is elected. The Company will thereby save approximately $326,899, based upon the $16.00 market price for the Company's Common Stock, which will be lost by the Company Nominee, but which will accrue to the benefit of all the Stockholders.

                            CONTACTS WITH THE COMPANY

     In early January 1996, Mr. Pollack had a meeting with Mr. Ochman at the Company's offices. Subsequent to this meeting, which Mr. Pollack felt was productive, Mr. Ochman informed Mr. Pollack that he no longer desired to speak with Mr. Pollack.

     Mr. Whitman, by letter dated January 29, 1996, wrote to Mr. Ochman requesting an explanation from Mr. Ochman as to (i) why the earnings from the quarter ended December 31, 1995 were less than the same quarter of the prior year; (ii) why operating expenses had increased approximately 41% since December 31, 1994; and (iii) how the Company was going to reallocate its present assets to higher earning assets. On February 16, 1996, Mr. Ochman sent Mr. Whitman a letter, which in Mr. Whitman's opinion, was not responsive to the questions raised.

     Mr. Whitman then sent Mr. Ochman a letter dated March 14, 1996 which (i) provided a comparison of the increase in publicly reported book value per share for the past 12 months and return on equity for the quarter ended December 1995 between IBSF and five other publicly traded South Jersey financial institutions, and (ii) again requested information concerning the increase in operating costs. Mr. Ochman sent Mr. Whitman a letter dated March 29, 1996 which letter in Mr. Whitman's opinion was not responsive to the questions raised. On April 19, 1996, Mr. Ochman sent a letter to Mr. Whitman describing the cost of the Management Recognition Plan shares, option shares and ESOP Plan shares and stated that the financial institutions used by Mr. Whitman in his comparison in his March 14, 1996 letter were not appropriate since such institutions had been public since the late 1980's.

     On June 11, 1996, Mr. Whitman again wrote to Mr. Ochman and compared the earnings per share results for the five competing South Jersey financial institutions with the Company and the compensation paid to the chief executive officers of those companies. On July 19, 1996 Mr. Whitman wrote to Mr. Ochman requesting a response to his June 11, 1996 letter. On July 29, 1996, Mr. Ochman sent Mr. Whitman a letter which said that he would not be responding to Mr. Whitman's June 11, 1996 letter.

     On August 19, 1996 in response to a request made by Mr. Ochman during a conference call held on August 14, 1996 with several shareholders of the Company, Mr. Seidman wrote to Mr.

----------

(3) Each non-employee director received 21,709 shares upon approval of the Recognition Plan and will receive 1,915 shares annually for two years thereafter. The shares have been adjusted to take into consideration a 10% stock dividend. The Recognition Plan was approved by the Stockholders.

Ochman for an explanation concerning Mr. Ochman's opinion that Mr. Lockhart, a Director whose term expires this year, had the right to receive 100% of his MRP and option shares if he retired at this time from the Board. On August 30, 1996 Mr. Seidman received a letter acknowledging Mr. Ochman's receipt of his August 19, 1996 letter without response to the issues raised.

     On October 4, 1996, Mr. Whitman sent a letter to Ms. Chiara Eisennagel nominating Ernest Beier, Jr. and himself as nominees for the Board of Directors for the next Annual Meeting.

     On October 16, 1996, Ms. Eisennagel responded to Mr. Whitman's nominating letter and informed him that the size of the Board of Directors was being reduced from seven to six and only one Director was to be elected at the next Annual Meeting. Therefore, Mr. Whitman would have to decide whether Mr. Beier or he was to be the nominee.

     On October 21, 1996, Mr. Whitman responded to Ms. Eisennagel's October 16, 1996 letter and informed the Company that Mr. Beier would be the Nominee. Mr. Whitman also strongly urged that the Board remain at seven members and that Mr. Beier be added to the Board to avoid a costly proxy fight. The Company has rejected Mr. Whitman's proposal.

     On October 31, 1996, counsel for the Company issued comments on Mr. Whitman's October 4, 1996 nominating letter. Mr. Whitman responded to the comments by letter dated November 8, 1996.

     Copies of all of the above correspondence are available upon request.

                           THE COMMITTEE PARTICIPANTS

     The participants who comprise the Committee own in the aggregate 850,351 shares of Common Stock, representing approximately 8.07% of the shares outstanding and are:

     i. SAL is a New Jersey limited liability company, organized to invest in securities, whose principal and executive offices are located at 19 Veteri Place, Wayne, New Jersey 07470. Seidman is the Manager of SAL and has sole investment discretion and voting authority with respect to such securities.

     ii. SAL II is a New Jersey limited liability company, organized to invest in securities, whose principal and executive offices are located at 19 Veteri Place, Wayne, New Jersey 07470. Seidman is the Manager of SAL II and has sole investment discretion and voting authority with respect to such securities.

     iii. SIP is a New Jersey limited partnership, organized to invest in securities, whose principal and executive offices are located at 19 Veteri Place, Wayne, NJ 07470. Seidman is the President of the sole general partner of SIP and has sole investment discretion and voting authority with respect to such securities.

     iv. Federal is a New York limited liability company, organized to invest in securities, with an office at 100 Misty Lane, Parsippany, New Jersey 07054. Seidman is the Manager of Federal and has sole investment discretion and voting authority with respect to such securities.

     v. Seidman is a private investor, with discretion over certain accounts and is the Manager of SAL, SAL II and Federal, and the president of the corporate general partner of SIP. See Footnote No. 1 "INFORMATION CONCERNING PARTICIPANTS IN THE PROXY SOLICITATION" for information concerning regulatory action.

     vi. TBCI is a New York Corporation and Whitman is the president of TBCI. DiPaolo is the Executive Vice President of TBCI. The principal business of TBCI is to act as a broker-dealer and investment advisor. Whitman and DiPaolo share investment discretion, dispositive power and voting authority with respect to TBCI.

     vii. Partners is a Delaware limited partnership. Whitman, DiPaolo and TBCI, d/b/a Benchmark Capital Advisors, are the sole general partners of Partners. Whitman and DiPaolo share investment discretion, dispositive power and voting authority with respect to Partners.

     viii. Dennis Pollack is a private investor.

     ix. Ernest Beier is a private investor. See his resume under "NOMINEE FOR ELECTION AS DIRECTOR".

     The members of the Committee agreed to act in concert. Whitman and DiPaolo disclaim any beneficial interest in any shares of Common Stock owned by Beier, Pollack, SAL, SAL II, SIP, Federal or Seidman. Seidman disclaims any beneficial interest in any shares of Common Stock owned by Beier, Pollack, TBCI, Partners, DiPaolo or Whitman. Beier and Pollack disclaim any beneficial interest in any stock other than the stock they own directly. The members of the Committee reserve the right to terminate their agreement to act in concert.

     During the last five years none of SAL, SAL II, SIP, Federal, TBCI, Partners, Whitman, DiPaolo, Seidman, Ernest Beier and Dennis Pollack, to the best of their knowledge, (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

     Mr. Seidman is the manager of SAL, SALII, Federal and is the president of the corporate general partner of SIP; and, in that capacity, Mr. Seidman has the authority to cause those entities to acquire, hold, trade and vote these securities. SAL, SALII, Federal and SIP were all created to acquire, hold and sell publicly traded securities. None of these entities was formed to solely acquire, hold and sell the Issuer's securities. Each of these entities owns securities issued by one or more companies other than Issuer; except at the present time, Federal only holds stock of the Issuer. The members and limited partners in SAL, SALII and Federal are all passive investors, who do not -- and can not -- directly or indirectly participate in the management of these entities, including without limitation proxy contests. Seidman's compensation is, in part, dependent upon the profitability of the operations of these entities, but no provision is made to compensate Seidman solely based upon the profits resulting from transactions from the Issuer's securities. Since Federal only holds shares of the Issuer, Seidman's current compensation would be solely measured by the profits resulting from transaction in Issuer's shares.

     The voting power over the Issuer's securities is not subject to any contingencies beyond standard provisions for entities of this nature, (i.e., limited partnerships and limited liability companies) which govern the replacement of a manager or a general partner.

     Mr. Seidman has an agreement with Michael Mandelbaum, which gives him the complete discretion to vote and dispose of securities of the Issuer owned by him. (Mr. Mandelbaum presently owns 83,500 shares of the Issuer.) Mr. Seidman is entitled to a percentage of the profits derived from these securities, which is calculated after allowing a return to Mr. Mandelbaum.

     Each of the individuals listed on Exhibit A attached hereto is a citizen of the United States. Information concerning the Committee Nominee is set forth below under "Nominee for Election as Director." Additional information concerning the Committee and the Committee Nominee and their holdings of Common Stock is set forth in appendices A and B hereto.

                    LITIGATION WITH RESPECT TO PROXY CONTEST

     The Company filed a Complaint in the United States District Court for the District of New Jersey against all Members of the Committee. The Company's Complaint alleges that the Committee has failed to disclose all the information required by the federal securities laws in its nominating materials and in its
Schedule 13D. In addition, the Complaint alleges that the Schedule 14A, which will be filed by the Committtee, will also be deficient. Among other things, the

Complaint alleges that the Committee has failed to disclose the identity of the various persons or entities who (1) assisted in organizing the limited liability companies and partnerships, (2) financed the purchase of the Company's Common Stock by members of the Committee, or (3) are otherwise deemed by the federal securities laws to be "participants" in the Committee's threatened proxy contest. The Company's Complaint also alleges that the Committee's Schedule 13D is incomplete and inaccurate because, among other things, it does not include the various limited partnership agreements and operating agreements as exhibits or provide a description of such agreements. The Company is seeking a declaratory judgment that the Committee is required under the federal securities laws to disclose the identity of its investors, limited partners, members and other participants and to describe the Committee's contracts, understandings and arrangements with such persons and entities. The Company also seeks a declaratory judgment that, because of the deficiencies in the Committee's materials, the Company may reject the Committee's nomination of Mr. Ernst Beier, Jr. as a director and the request for a stockholder list. In addition, the Company seeks to enjoin the Committee from further violations of the federal securities laws and from purchasing additional shares or soliciting proxies until the Committee complies with such laws.

     The Committee denies the allegations contained in the Complaint. The Committee will be vigorously defending these claims and asserting affirmative claims to challenge the reduction in the size of the Board of Directors and to obtain shareholders' lists.

                        NOMINEE FOR ELECTION AS DIRECTOR

     According to information provided to the Committee by the Company, one Director is to be elected at the Annual Meeting. The Director so elected will serve in such capacity for a four year term to expire at the 2001 Annual Meeting of Stockholders and until his successor is elected and qualified.

     The Committee is proposing the election of the Committee Nominee to the Board of Directors who, even if elected, will not constitute a majority of the Company's six member Board of Directors. The Committee does not expect that the Committee Nominee, who has expressed his willingness to serve on the Board of Directors of the Company, will be unable to stand for election, but, in the event that a vacancy in the Committee's slate should occur unexpectedly, the shares of Common Stock represented by the enclosed WHITE proxy card will be voted for a substitute candidate selected by the Committee.

     If you wish to vote for the Committee Nominee, you must submit the enclosed WHITE proxy card and must NOT submit the Company's proxy card, even if you wish to vote for any Company Nominee.

     The Certificate of Incorporation of the Company provides that, except as otherwise provided by law, any vacancies in the Board of Directors resulting from the removal of Directors or otherwise may be filled by a majority vote of the Directors then in office, whether or not a quorum is present or by a sole remaining Director. Each Director so chosen shall hold office until the next annual meeting and until his successor shall be duly elected and qualified, unless sooner displaced.

     The following information concerning age, principal occupation, business experience and directorships during the last five years has been furnished to the Committee by the Committee Nominee:

         ERNEST BEIER, JR., age 71. Since 1992 Mr. Beier has been a private investor and has been involved in personal real estate development and investments. From 1986-1992, he was a Director of United Jersey Bank South. Prior thereto he was a Director of Commercial Bankshares from late 1985 to late 1986. From in or about April 1985 - December 1985, he was a Director of Fidelity Bank & Trust Company of Pennsauken. Mr. Beier was a member of the Board of Directors of Lenape State Bank from 1973 - 1985 and Chairman of the Board from 1973 - 1978 and 1980 - 1983 and Chairman of the Board of Directors, Chief Executive Officer and President of Peoples Bank of South Jersey (1978 - 1979) and a Director from 1972 to 1979. He also has been a

         Director of Gloucester County Cable Television (1977-1980) and Associated Merchants Acceptance (1961-1979).

     The Committee Nominee has entered into an agreement with SAL, SAL II, Seidman, TBCI and Partners whereby these entities have agreed to bear all costs and expenses of, and indemnify against any and all liability incurred by, the Committee Nominee in connection with the Committee Nominee being a candidate and a "participant in a solicitation" (as defined in the rules and regulations under the Securities Exchange Act of 1934, as amended). The Committee Nominee will receive Directors' fees upon his election as a Director of the Company in accordance with the Company's then practice, but will not accept any MRP shares.

     Except as set forth in this Proxy Statement or in the Appendices hereto, to the best knowledge of the Committee none of the Committee, any of the persons participating in this solicitation on behalf of the Committee, the Committee Nominee, nor any associates of any of the foregoing persons (i) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (ii) owns any securities of the Company of record but not beneficially, (iii) has purchased or sold any securities of the Company within the past two years, (iv) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, (vi) has been indebted to the Company or any of its subsidiaries since the beginning of the Company's last fiscal year or (vii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will or may be a party. In addition, except as set forth in this Proxy Statement or in the Appendices hereto, to the best knowledge of the Committee, none of the Committee, any of the persons participating in this solicitation on behalf of the Committee, the Committee Nominee, nor any associate or immediate family member of any of the foregoing persons has had or is to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company's last fiscal year, or any proposed transaction, to which the Company or any of its affiliates was or is a party.

     None of the corporations or organizations in which the Committee Nominee has conducted his principal occupation or employment was a parent, subsidiary or other affiliate of the Company and the Committee Nominee does not hold any position or office with the Company, has any family relationship with any executive officer or Director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation.

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     It is anticipated that the Company's Proxy Statement for the Annual Meeting will propose that the Stockholders ratify the appointment by the Company of Deloitte & Touche, LLC as the Company's independent accountants for the fiscal year ending September 30, 1997. The Committee is in favor of this proposal. See "Voting and Proxy Procedures."

                             SOLICITATION; EXPENSES

     Proxies may be solicited by the Committee by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Whitman, DiPaolo, Pollack, Beier and Seidman and their employees will be principally responsible to solicit proxies for the Committee Nominee, for which no additional compensation will be paid. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Committee's solicitation material to their customers for whom they hold shares and the Committee will reimburse them for their reasonable out-of-pocket expenses.

     The Committee has retained Beacon Hill Partners, Inc. to assist in the solicitation of proxies and for related services. The Committee will pay Beacon Hill Partners, Inc. a fee of up to $20,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Committee has also agreed to indemnify Beacon Hill Partners, Inc. against certain liabilities, and expenses, including liabilities and expenses under the federal securities laws. Approximately 10 persons will be used by Beacon Hill Partners, Inc. in its solicitation efforts.

     The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by Seidman, SAL, SAL II, TBCI and Partners and not any of the other Committee participants.

     Although no precise estimate can be made at the present time, the Committee currently estimates that the total expenditures relating to the Proxy Solicitation incurred by the Committee will be approximately $50,000 of which $0 has been incurred to date. The Committee intends to seek reimbursement from the Company for those expenses incurred by the Committee, if the Committee Nominee is elected to the Board of Directors, but does not intend to submit the question of such reimbursement to a vote of the Stockholders.

                           VOTING AND PROXY PROCEDURES

     For the proxy solicited hereby to be voted, the enclosed WHITE proxy card must be signed, dated and returned to the Committee, c/o Beacon Hill Partners, Inc. in the enclosed envelope in time to be voted at the Annual Meeting. If you wish to vote for the Committee Nominee, you must submit the enclosed WHITE proxy card and must NOT submit the Company's proxy card, even if you wish to vote for any of the Company Nominees. If you have already returned the Company's proxy card, you have the right to revoke it as to all matters covered thereby and may do so by subsequently signing, dating and mailing the enclosed WHITE proxy card. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING. Execution of a WHITE proxy card will not affect your right to attend the Annual Meeting and to vote in person. Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) filing with the Secretary of the Company a later dated written revocation, (ii) submitting a duly executed proxy bearing a later date to the Committee or (iii) attending and voting at the Annual Meeting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

     Election of the Committee Nominee requires the affirmative vote of a plurality of the votes cast on the matter at the Annual Meeting, assuming a quorum is present or otherwise represented at the Annual Meeting. Consequently, only shares of Common Stock that are voted in favor of a particular nominee will be counted toward such nominee's attaining a majority of votes. Shares of Common Stock present at the meeting that are not voted for a particular nominee (including broker non-votes) and shares of Common Stock present by proxy where the Stockholder properly withheld authority to vote for such nominee will not be counted toward such nominee's attainment of a plurality.

     Shares of Common Stock represented by a valid, unrevoked WHITE proxy card will be voted as specified. You may vote FOR the election of the Committee Nominee or withhold authority to vote for the election of the Committee Nominee by marking the proper box on the WHITE proxy card. You may also withhold your vote from the Committee Nominee by writing the same name of such nominee in the space provided on the WHITE proxy card. If no specification is made, such shares will be voted FOR the election of the Committee Nominee.

     Except as set forth in this Proxy Statement, the Committee is not aware of any other matter to be considered at the Annual Meeting. The persons named as proxies on the enclosed WHITE proxy card will, however, have discretionary voting authority regarding any other business that may properly come before the Annual Meeting.

     If your shares are held in the name of a brokerage firm, bank or nominee, only they can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute on your behalf the WHITE proxy card.

     Only holders of record of Common Stock on the Annual Meeting Record Date will be entitled to vote at the Annual Meeting. If you are a Stockholder of record on the Annual Meeting Record Date, you will retain the voting rights in connection with the Annual Meeting even if you sell such shares after the Annual Meeting Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Annual Meeting Record Date, or grant a proxy to vote such shares on the WHITE proxy card, even if you sell such shares after such date.

     The Committee believes that it is in your best interest to elect the Committee Nominee at the Annual Meeting. THE COMMITTEE STRONGLY RECOMMENDS A VOTE FOR THE ELECTION OF THE COMMITTEE NOMINEE.

     THE IBS FINANCIAL CORP. COMMITTEE TO MAXIMIZE SHAREHOLDER VALUE

DECEMBER __, 1996

                                                                      APPENDIX A

          INFORMATION CONCERNING PARTICIPANTS IN THE PROXY SOLICITATION

     The following sets forth the name, business address, and the number of shares of Common Stock of the Company beneficially owned by the Committee Nominee and the Committee:


                                                              Number of Shares
                                                              of Common Stock   Percent
                                                               Beneficially       of
                 Name                     Business Address        Owned          Class
                 ----                     ----------------    ----------------  -------

Seidman and Associates, L.L.C.            Lanidex Center          196,835        1.868
(SAL)                                     100 Misty Lane
                                          Parsippany, NJ 07054

Seidman and Associates II, L.L.C.         Lanidex Center,          53,900         .511
(SALII)                                   100 Misty Lane
                                          Parsippany, NJ 07054

Federal Holdings, L.L.C.                  Lanidex Center,          82,475         .782
(Federal)                                 100 Misty Lane
                                          Parsippany, NJ 07054

Seidman Investment Partnership, L.P.      19 Veteri Place          30,855         .292
(SIP)                                     Wayne, NJ 07470

Lawrence B. Seidman, Individually (1)     Lanidex Center           93,886         .891
                                          100 Misty Lane
                                          Parsippany, NJ 07054

The Benchmark Company, Inc.(TBCI)         750 Lexington Avenue    337,530        3.203
Benchmark Partners LP (Partners) (2)      New York, NY 10022

Richard Whitman, Individually (2)         750 Lexington Avenue      3,080         .029
                                          New York, NY 10022

Lorraine Di Paolo, Individually (2)       750 Lexington Avenue     28,415         .269
                                          New York, NY 10022

Dennis Pollack (3)                        99 Apple Ridge           11,375         .107
                                          Woodcliff Lake, NJ 07675

Ernest Beier, Jr. (4)                     1609 Ravenwood Way       13,000         .123
                                          Cherry Hill, NJ 08003

-----------------------

(1) Seidman owns 2,580 shares of Common Stock directly, but may be deemed to have sole voting power and dispositive power as to 456,951 shares beneficially owned by SAL, SALII, Federal, several clients and SIP. On November 8, 1995, the acting director of the Office of Thrift Supervision
     (OTS) issued a Cease and Desist Order against Seidman ("C & D") after finding that Seidman recklessly engaged in unsafe and unsound practices in the business of an insured institution. The C & D actions complained of were Seidman's allegedly obstructing an OTS investigation. The C & D ordered him to cease and desist from (i) any attempts to hinder the OTS in the discharge of its regulatory responsibilities, including the conduct of any OTS examination or investigation and (ii) any attempts to induce any person to withhold material information from the OTS related to the performance of its regulatory responsibilities. The Order also provides that for a period of no less than three years if Seidman becomes an institution-affiliated party of any insured depository institution subject to the jurisdiction of the OTS, to the extent that his responsibilities include the preparation or review of any reports, documents or other information that would be submitted or reviewed by the OTS in the discharge of its regulatory functions, all such reports, documents and other information shall, prior to submission to, or review by the OTS, be independently reviewed by the Board of Directors or a duly appointed committee of the Board to ensure that all material information and facts have been fully and adequately disclosed. In addition, a civil money penalty in the amount of $20,812 was assessed.

(2) Whitman and Di Paolo respectively own 3,080 and 28,415 shares of Common Stock directly, but may be deemed to have shared voting power and shared dispositive power as to 337,530 shares beneficially owned by TBCI and Partners.

(3) In addition, Mr. Pollack's minor child owns 88 shares and his wife and father-in-law own jointly 70 shares for which Mr. Pollack disclaims beneficial ownership.

(4) In addition Mr. Beier's wife owns 1,550 shares; his adult son owns 5,500 shares; his adult daughter owns 2,200; and two of his minor grandchildren own 1,100 shares each. Mr. Beier disclaims beneficial ownership of the IBSF shares owned by his wife, son, daughter and grandchildren.

The aggregate purchase price of the 850,531 Shares owned beneficially by the Reporting Persons on November 8, 1996 was approximately $10,440,092.78 (inclusive of brokerage commissions). Such Shares have been (or will be in the case of transactions which have not yet settled) paid for through working capital of the respective partnership and corporate entities, limited liability companies and personal funds of the individual persons. As of October 31, 1996, SAL and SALII had an outstanding margin balance with Bear Stearns Securities Corp. which totaled $438,231.70 and $178,619.83, respectively.

                                   EXHIBIT B
                          PURCHASE AND SALES SCHEDULE

          TOTAL COSTS/                             TOTAL COSTS/
DATE          PROCEEDS     SHARES DATE                 PROCEEDS     SHARES
---------------------------------------------------------------------------
SEIDMAN & ASSOCIATES, LLC

   22395    115,000.00     10,000           41295     31,875.00      2,500
   22395     22,582.50      2,000           41895     64,062.50      5,000
   22895     58,750.00      5,000           41995     16,015.63      1,250
    3195    120,402.50     10,000           42195     37,687.50      3,000
    3395     90,000.00      7,500           42495     37,687.50      3,000
    3795    118,125.00     10,000           34815     64,375.00      5,000
    3895     58,125.00      5,000           51195     33,125.00      2,500
    3995    115,000.00     10,000           51295     33,125.00      2,500
   31595     58,750.00      5,000            6295     65,625.00      5,000
   32095     59,375.00      5,000           61495     65,625.00      5,000
   32195    118,759.75     10,000           61995     33,125.00      2,500
   32395    120,000.00     10,000           71195     20,906.25      1,500
   32395     60,202.50      5,000            8195    144,777.50     10,000
   32795     30,102.50      2,500            8895    101,905.25      7,100
   33195     30,391.62      2,500          122095     30,082.50      2,000
    4495     30,625.00      2,500           11896      7,402.50        500
    4695     31,093.75      2,500           11996      7,402.50        500
   41195     31,572.25      2,500           12596     30,332.50      2,000
                                            13096     30,754.00      2,000
                                       Stock Div.                   16,985
                                            22796    144,777.50     10,000
                                  -----------------------------------------
                                                   2,269,526.00    196,835
SEIDMAN & ASSOCIATES II, LLC
   31196     69,890.00      5,000           62596     69,265.00      5,000
    4496     36,196.25      2,500            7296     31,748.50      2,400
   41196     53,106.75      3,700           71696     48,604.50      3,800
   41596     35,727.50      2,500           72296     66,452.50      5,000
   41696    120,936.25      8,500           81496     42,310.00      3,000
   41896    106,708.75      7,500
                                  -----------------------------------------
   61896     70,202.50      5,000                    751,148.50     53,900
THE BENCHMARK CAPITAL, INC.
   30195    120,015.00     10,000           50595      6,685.00        500
   30295    119,390.00     10,000           50595      6,693.00        500
   30395    121,765.00     10,000           51095     33,296.00      2,500
   30695    119,390.00     10,000           51195     53,265.00      4,000
   30795    118,756.00     10,000           51795      1,352.00        100
   30995      5,827.00        500           51795     65,015.00      5,000
   30995      5,827.00        500           51895      9,207.00        700
   30995      5,827.00        500           51895     19,704.00      1,500
   30995      5,827.00        500           52495      6,582.00        500
   30995      8,151.00        700           52595     32,359.00      2,500
   30995      8,151.00        700           53195      5,319.00        400
   30995     11,636.00      1,000           60295     65,640.00      5,000
   30995     11,636.00      1,000           60695     39,577.00      3,000
   30995     11,636.00      1,000           60995     13,125.00      1,000
   30995     11,636.00      1,000           60995     13,125.00      1,000
   30995     17,440.00      1,500           61495     65,640.00      5,000
   30995     17,440.00      1,500           61995     33,140.00      2,500
   30995     23,238.00      2,000           62095      5,420.00        400
   31395     17,951.00      1,500           62395      4,909.00        350
   31395     17,951.00      1,500           62395      4,969.00        350
   31495     23,992.00      2,000           62695      8,423.00        600
   31695      7,215.00        600           63095     13,819.00      1,000

                                   EXHIBIT B
                          PURCHASE AND SALES SCHEDULE

          TOTAL COSTS/                             TOTAL COSTS/
DATE          PROCEEDS     SHARES DATE                 PROCEEDS     SHARES
---------------------------------------------------------------------------
   31695      8,415.00        700           70395     13,830.00      1,000
   31695      8,415.00        700           70795     14,026.00      1,000
   31695     12,014.00      1,000           71295      1,481.00        100
   31695     12,014.00      1,000           71295      5,797.00        400
   31695     12,014.00      1,000           71295      7,292.00        500
   32095      6,016.00        500           71295      7,292.00        500
   32095      6,016.00        500           71295     13,104.00        900
   32095     12,014.00      1,000           71295     19,347.00      1,350
   32095     12,014.00      1,000           71295     35,494.00      2,500
   32195      6,047.00        500           71395     41,827.00      3,000
   32195      6,047.00        500           72495      7,037.00        500
   32195     11,962.00      1,000           72495     28,437.00      2,000
   32195     12,076.00      1,000           72695    (27,885.00)    (2,000)
   32195     23,900.00      2,000           80395      2,915.00        200
   32295      6,025.00        500           80395      7,242.00        500
   32295      6,050.00        500           80395      7,242.00        500
   32295      6,050.00        500           80395      7,242.00        500
   32295      6,079.00        500           80395      7,242.00        500
   32295      6,079.00        500           80395      7,242.00        500
   32295      6,124.00        500           80395     10,132.00        700
   32295     12,139.00      1,000           80395     14,467.00      1,000
   32295     12,139.00      1,000           80395     14,467.00      1,000
   32295     12,139.00      1,000           80395     17,354.00      1,200
   32295     12,221.00      1,000           80895      2,912.00        200
   32395      6,079.00        500           80895      2,915.00        200
   32395      6,079.00        500           80895      2,915.00        200
   32395      6,079.00        500           80895      5,797.00        400
   32395     12,139.00      1,000           80895      7,242.00        500
   32395     12,139.00      1,000           80895      7,242.00        500
   32395     18,195.00      1,500           80895      7,276.00        500
   32495      6,060.00        500           80995      2,862.00        200
   32495      6,077.00        500           80995      7,179.00        500
   32495      6,079.00        500           80995      7,179.00        500
   32495      6,124.00        500           80995     18,634.00      1,300
   32495      6,124.00        500           80995     35,484.00      2,500
   32495     12,139.00      1,000           81595      1,437.50        100
   32495     12,221.00      1,000           81595      1,437.50        100
   32497      6,124.00        500           81595      1,437.50        100
   32795      6,079.00        500           81595      1,437.50        100
   32795      6,124.00        500           81595      1,437.50        100
   32795     18,310.00      1,500           81595      2,875.00        200
   33195      3,692.00        300           81595      4,312.50        300
   33195      6,142.00        500           81595      4,312.50        300
   33195      6,142.00        500           81595      5,750.00        400
   33195      6,172.00        500           81595      5,750.00        400
   33195      8,621.00        700           81695     71,875.00      5,000
   40395      6,142.00        500           83095    125,375.00      8,500
   40495      6,200.00        500            9695    (15,750.00)    (1,000)
   40495      6,255.00        500           91195    (15,750.00)    (1,000)
   40495      6,255.00        500           91895    (33,000.00)    (2,000)
   40495      6,255.00        500           92095     (6,700.00)      (400)
   40495      6,255.00        500           11195     32,000.00      2,000
   40495      8,750.00        700           11795     14,963.00        900
   40495      9,997.00        800          112095    (32,500.00)    (2,000)

                                   EXHIBIT B
                          PURCHASE AND SALES SCHEDULE

          TOTAL COSTS/                             TOTAL COSTS/
DATE          PROCEEDS     SHARES DATE                 PROCEEDS     SHARES
---------------------------------------------------------------------------
   40495     12,492.00      1,000          121195     48,000.00      3,000
   40695      5,068.00        400           11096    150,000.00     10,000
   40695      5,107.00        400           12496     30,250.00      2,000
   40695      6,300.00        500           12596     30,250.00      2,000
   40695      6,377.00        500           13096    (15,250.00)    (1,000)
   40695      6,377.00        500           21596     58,900.00      3,800
   40695      6,377.00        500           22096     13,775.00        950
   40695      6,377.00        500 Stock Div.                        25,575
   40695     12,642.00      1,000           22296     48,263.00      3,300
   40695     12,670.00      1,000           22796    144,375.00     10,000
   40695     25,394.00      2,000            3696     (3,625.00)      (250)
   40695     62,202.00      5,000            3796     16,380.00      1,120
   40795      3,780.00        300            3896     14,375.00      1,000
   40795      6,346.00        500           31596     14,375.00      1,000
   40795      6,393.00        500           31596     71,875.00      5,000
   40795      6,393.00        500           31996     16,668.00      1,130
   40795      8,802.00        700           32096     14,750.00      1,000
   40795      8,876.00        700           32296     10,325.00        700
   40795     12,740.00      1,000           32596      2,950.00        200
   40795     62,515.00      5,000           32696     28,763.00      1,950
   41195      5,158.00        400            4396     19,140.00      1,320
   41195     13,912.00      1,100           41196    107,344.00      7,500
   41195     19,257.00      1,500           41296      1,438.00        100
   41195     25,275.00      2,000           41596     35,625.00      2,500
   41295     13,007.00      1,000           41696    177,344.00     12,500
   41395      3,891.00        300           41996     70,625.00      5,000
   41395      5,125.00        400            5196     13,300.00        950
   41395      5,235.00        400            5696     31,500.00      2,250
   41395      7,744.00        600            5796      7,000.00        500
   41395     10,319.00        800            5896      5,600.00        400
   41795     11,725.00        900            5896      4,163.00        300
   41795     26,025.00      2,000           51596     18,200.00      1,300
   41995     12,837.00      1,000           52396      7,063.00        500
   41995     19,244.00      1,500           53096      5,650.00        400
   42895     12,985.00      1,000           62596     34,531.00      2,500
   42895     13,042.00      1,000            7296     32,969.00      2,500
   50195      5,225.00        400           71696     15,300.00      1,200
   50195      6,525.00        500           72296    169,998.00     12,830
   50195      6,614.00        500           72696      6,875.00        500
   50195      6,630.00        500            8196     27,500.00      2,000
   50195      6,661.00        500           81496     42,188.00      3,000
   50195      7,895.00        600           81996     14,625.00      1,000
   50195     13,025.00      1,000           82196      2,975.00        200
   50195     13,025.00      1,000           82396     (2,950.00)      (200)
   50495      6,723.00        500           91096    (28,750.00)    (2,000)
   50495      6,723.00        500           91096     28,750.00      2,000
   50495      6,723.00        500           92096      2,194.00        150
   50495      6,723.00        500          102396      3,175.00        200
   50495      6,723.00        500          102496     15,875.00      1,000
   50495      6,723.00        500          103196     16,000.00      1,000
   50495     13,305.00      1,000           11696      8,000.00        500
                                  -----------------------------------------
   50495     13,427.00      1,000                  4,554,635.50    369,025
   50595      6,645.00        500
   50595      6,685.00        500

                                   EXHIBIT B
                          PURCHASE AND SALES SCHEDULE

          TOTAL COSTS/                             TOTAL COSTS/
DATE          PROCEEDS     SHARES DATE                 PROCEEDS     SHARES
---------------------------------------------------------------------------
LAWRENCE SEIDMAN IRA/SEP                    61395     59,062.50      4,500
AND DISCRETIONARY ACCOUNT                   62095     19,968.75      1,500
    4795     10,066.00        800           62295     33,437.50      2,500
   41696     21,341.25      1,500           62896      2,337.50        170
   42895     25,625.00      2,000           62896     48,406.25      3,500
    5495     92,960.00      7,000           62996     47,906.25      3,500
    5595     26,250.00      2,000 Stock Div.                         7,580
    5696      2,426.50        171           62896      3,947.98        300
    5995    133,750.00     10,000           62896     35,069.21      2,700
   51095     33,281.25      2,500            7297     35,824.75      2,700
   51195    132,500.00     10,000           71696      2,585.00        200
   51195     53,250.00      4,000           71696      6,410.00        500
   51295    132,500.00     10,000           71696      6,410.00        500
   51795     65,000.00      5,000           72696      2,268.75        165
   52595     32,343.75      2,500           81596      5,050.00        400
    6695     39,562.50      3,000          102196      3,250.00        200
                                  -----------------------------------------
   61295     19,687.50      1,500                  1,132,478.19     92,886
LAWRENCE SEIDMAN INVEST. PART. L.P.
    4495     30,625.00      2,500           41995     16,015.63      1,250
    4695     31,093.75      2,500           42695     32,187.50      2,500
   41195     31,572.25      2,500           42895     25,625.00      2,000
   41295     31,875.00      2,500            8895      5,757.50        400
   41795     37,700.00      2,900           21396     30,375.00      2,000
   41895     38,812.50      3,000 Stock Div.                         2,405
                                             4396     28,875.00      2,000
                                             7296     31,748.50      2,400
                                  -----------------------------------------
                                                     372,262.63     30,855
FEDERAL HOLDINGS LLC
   71195     28,500.00      2,000            8495     14,375.00      1,000
   71295     35,781.25      2,500            8895     21,562.50      1,500
   71295     53,671.88      3,750           81195     71,875.00      5,000
   71395     41,812.50      3,000           81595     35,937.50      2,500
   71995     71,250.00      5,000           81695    143,750.00     10,000
   71995     48,781.25      3,500           81895     71,875.00      5,000
   72095     69,062.50      5,000           82495    143,750.00     10,000
   72495     28,125.00      2,000           83095    125,375.00      8,500
    8195     29,000.00      2,000 Stock Div.                         7,225
                                            72696     41,062.50      3,000
                                  -----------------------------------------
                                                   1,075,546.88     82,475
DENNIS POLLACK
   41395      6,479.50        500            3496     74,379.50      5,000
    6895     35,942.33      2,700           52096      4,350.00        300
   73195      1,450.00         96           61996     14,254.50      1,000
Stock Div.                    329           62896     19,217.00      1,450
                                  -----------------------------------------
                                                     156,072.83     11,375
ERNEST BEIER, JR.
  101394    102,509.75     10,000
Stock Div.                  1,000
   62896     25,912.50      2,000
----------------------------------
            128,422.25     13,000
----------------------------------
---------------------------------------------------------------------------
                       TOTAL                      10,440,092.78    850,351

-------------------------------------------------------------------------------

                        YOUR VOTE IS EXTREMELY IMPORTANT

1. Please SIGN, MARK, DATE and MAIL YOUR WHITE proxy card in the enclosed postage-paid envelope. If you wish to vote for the Committee Nominee, you must submit the enclosed WHITE proxy card and must NOT submit the Company's proxy card, even if you wish to vote for the Company Nominee.

2. If you have already voted the Company's proxy card, you have every legal right to change your mind and vote FOR the Committee Nominee on the WHITE proxy card. Only your latest dated proxy card will count.

3. If your shares are held for you by a bank or brokerage firm, only your bank or broker can vote your shares and only after receiving your instructions. Please call your bank or broker and instruct your representative to vote FOR the Committee Nominee on the WHITE proxy card.

4.   Time is short. Please vote today!

     If you have questions or need assistance in voting your shares or in changing your vote, please contact Beacon Hill Partners, Inc. at the toll-free number listed below.

                              BEACON HILL PARTNERS
                                 90 BROAD STREET
                            New York, New York 10004
                          (212) 843-8500 (CALL COLLECT)
                                       OR
                          CALL TOLL-FREE (800) 755-5001

--------------------------------------------------------------------------------

                               IBS FINANCIAL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
         THIS PROXY IS SOLICITED BY THE IBS FINANCIAL CORP. COMMITTEE TO
                           MAXIMIZE SHAREHOLDER VALUE
                     IN OPPOSITION TO THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard Whitman and Ernest Beier, Jr., and each of them, with full power of substitution and resubstitution, the attorney(s) and the proxy(ies) of the undersigned, to vote all shares the undersigned may be entitled to vote, with all powers the undersigned would possess if personally present at the Annual Meeting of Stockholders of IBS Financial Corp. to be held in January 1997, and at any adjournments or postponements thereof on the following matters, as instructed below, and in their discretion, on such other matters as may properly come before the meeting, including any motion to adjourn or postpone the meeting, all as more fully described in the Proxy Statement of the IBS Financial Corp. Committee to Maximize Stockholder Value ("Committee") dated December __ 1996, receipt of which is hereby acknowledged.

A vote "FOR" each proposal is recommended.

1.    ELECTION OF DIRECTOR

   [ ] FOR the nominee listed below   [ ] WITHHOLD AUTHORITY to vote for nominee
      (except as indicated to the
      contrary below)

      Ernest Beier, Jr.

     Instructions: If you wish to withhold authority and preclude the proxy from voting for any individual nominee, with the name(s) in the space provided below:

------------------------------  (Continued and to be SIGNED on the reverse side)

2. APPOINTMENT OF DELOITTE & TOUCHE, LLC AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1997:

            [ ] FOR             [ ] AGAINST            [ ] ABSTAIN

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise otherwise specified, this proxy will be voted "FOR" the election of the Committee's nominee as director and "FOR" the appointment of Deloitte & Touche, LLC, the independent accountants. This proxy revokes all prior proxies given by the undersigned.

     Please sign below exactly as your name appears on the proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating full titles. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized persons. This proxy card votes all shares held in all capacities.

                                                Dated....................., 1996

                                                ................................
                                                                     (Signature)

                                                ...............................
                                                    (Signature, if held jointly)

                                                ................................
                                                (Title or authority, if
                                                 applicable)

                                 PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY.